PAGE 1 OF 10
THE SECURITIES REPRESENTED HEREBY AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SALE OF SUCH SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.



                            OPTION AGREEMENTAGREEMENT


     This Option Agreement (the "AGREEMENT") is made as of the 20th day of December, 2000 between Chicago Pizza & Brewery, Inc. (the "COMPANY") and Jeremiah J. Hennessey ("OPTIONEE").

     The Company hereby grants to Optionee options to purchase shares of Common Stock of the Company, as follows:

Section  1.     NUMBER  OF  OPTIONS.
-----------     --------------------

     Optionee is hereby entitled to purchase (the "OPTIONS") up to 330,679 shares of the Company's authorized but unissued Common Stock (the "SHARES"), all of which have been reserved for issuance pursuant to the Options. Each Option shall represent the right to purchase one Share, subject to adjustment as provided in Section 6 hereof.

Section  2.     EXERCISE  PRICE.
-----------     ----------------

     The exercise price for the Shares shall be $2.75 per share ( the "OPTION PRICE"), subject to adjustment as provided in Section 6 hereof.

Section  3.     WHEN  OPTIONS  MAY  BE  EXERCISED.
-----------     ----------------------------------

     The Options issued pursuant to Section 1 shall be exercisable commencing upon the date of issuance and terminating on the later of (i) December 31, 2006 or (ii) ninety (90) days after the termination of Optionee's employment with the Company. The term of the Options prior to December 31, 2006 shall not be subject to reduction as a result of any termination of Optionee's employment with the Company, whether by the Company or by Optionee, for any reason.

Section  4.     INVESTMENT  REPRESENTATION  OF  OPTIONEE.
-----------     -----------------------------------------

     Optionee acknowledges that the Options and the Shares issuable upon exercise of the Options (the "RESTRICTED SECURITIES") have not been registered under the Securities Act of 1933, as amended (the "ACT") or applicable state securities laws. Optionee acknowledges that the offer, sale and delivery of the Restricted Securities to Optionee is made in reliance upon Optionee's representations, warranties, agreements and undertakings reflected herein. Optionee represents and warrants that Optionee is acquiring the Restricted Securities solely for Optionee's own account and interest and not with a view to distribute them to the public. Optionee understands and agrees that unless the Restricted Securities either are registered under the Act or are disposed of in transactions for which exemptions from such registration are available, Optionee must continue to own and hold the Restricted Securities for Optionee's own account and interest indefinitely. Optionee further understands that whether an exemption from the registration requirements of the Act will be available for such future transactions as Optionee may propose will depend upon the nature of each such transaction, the pertinent surrounding facts and circumstances then extant, and the then applicable law.

     Any certificate evidencing the Restricted Securities shall bear a legend substantially in the following form:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED IN THE
ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW.

     Any certificate evidencing the Restricted Securities shall bear any additional legend required under state or Federal securities laws, by contract, or otherwise.

Section  5.     EXERCISE  OF  OPTIONS.
-----------     ----------------------

     The Options, or any portion of the Options, may be exercised from time to time, in whole or in part, in accordance with the provisions of Section 3 above, which exercise shall be effective immediately upon written notice to the Company at its principal offices, setting forth the number of Options being exercised, accompanied by the full amount of the purchase price for such Shares. Payment of the Option Price of the Shares shall be made by means of any one or combination of the following, at the election of Optionee: (i) cash or check made payable to the Company, (ii) shares of Common Stock of the Company having a fair market value, as determined in good faith by the Board of Directors of the Company, equal to the Option Price, or (iii) Options having a fair market value, as determined in good faith by the Board of Directors of the Company, equal to the Option Price. Fair market value shall be as of the exercise date and shall be determined without regard to any restriction on resale. Upon receipt of notice and payment, the Company shall promptly make arrangements for the issuance to Optionee of the number of Shares as to which the Options were exercised. Upon exercise of the Options, the number of Shares subject to this Agreement shall be automatically reduced to the extent of the number of Shares as to which Options are exercised, and this Agreement shall remain in effect as to the remaining number of Options and Shares. The Company reserves the right to require Optionee, before receipt of the Shares, to represent and warrant in writing, in form and substance reasonably satisfactory to the Company, that the Shares purchased are being acquired without any view to distribution and to agree in writing to the imposition of legends on the share certificates setting forth any restrictions upon disposition required by applicable federal or state securities laws.

Section  6.     ADJUSTMENTS.
-----------     ------------

     The number of Shares purchasable upon the exercise of an Option and the Option Price shall be subject to adjustment as follows:

     6.1 Whenever the number of Shares purchasable upon the exercise of each Option or the Option Price is adjusted, as herein provided, the Company shall promptly mail by first class mail, postage prepaid, to Optionee, notice of such adjustment or adjustments setting forth the number of Shares purchasable upon the exercise of each Option and the Option Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

     6.2 For the purpose of this Section 6, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company as of the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to Section 6.3 below, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Option and the Option Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions relating to the Shares contained in this Section 6.

     6.3 In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution to all holders of shares of Common Stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, the number of Shares purchasable upon exercise of each Option immediately prior thereto shall be adjusted so that Optionee shall be entitled to receive the kind and number of Shares or other securities of the Company which Optionee would have owned or would have been entitled to receive after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Section 6.3 shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

     6.4 In case of any consolidation of the Company with or merger of the Company into another corporation or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing entity, as the case may be, shall be obligated to issue to Optionee, upon exercise of each Option, the same consideration as Optionee would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had such Option been exercised immediately prior to such action. If the action involves two or more transactions involving different consideration to holders of Common Stock, Optionee may elect which consideration to receive pursuant to this Section 6.4.

     6.5 In case the Company shall distribute to all holders of its shares of Common Stock a stock dividend, evidence of its indebtedness or assets (excluding regular and ordinary cash dividends) or rights, options or warrants or convertible securities containing the right to subscribe for or purchase shares of Common Stock, then in each case the Option Price shall be adjusted to a price determined by multiplying the Option Price in effect immediately prior to such distribution by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in Section 6.7 below) on the date of such distribution, less the then fair value (as determined in good faith by the Board of Directors of the Company) of the portion of the stock dividend, assets or evidence of indebtedness so distributed or of such rights, options, options or convertible securities applicable to one share of Common Stock, and of which the denominator shall be such then current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     6.6 No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease in the number of Shares purchasable upon the exercise of each Option of at least One
(1)  Share;  provided,  however,  that  any  adjustments which by reason of this
Section 6.6 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

     6.7 Whenever the number of Shares purchasable upon the exercise of each Option is adjusted, as herein provided, the Option Price per Share payable upon exercise of each Option shall be adjusted (to the nearest cent) by multiplying such Option Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of each Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

     6.8 For the purpose of any computation pursuant to this Section 6, the current or closing market price per share of Common Stock at any date shall be deemed to be (i) the average of the mean between the bid and asked prices, as reported by the National Association of Securities Dealers, Inc., if the shares of Common Stock are traded on the National Market System, the SmallCap Market or the OTC Bulletin Board, or, (ii) if the shares of Common Stock are traded on a national securities exchange, the average daily closing price on the New York Stock Exchange, Inc., or, if such shares are not listed on such exchange, then on any other national securities exchange on which they are so listed, or (iii) the average daily closing price as reported by any foreign exchange on which the shares of Common Stock are traded, on the last ten (10) trading days before the day in question. If the shares are not traded as provided in clauses (i) or
(ii) or (iii) above, then the current market price shall be determined in good faith by the Board of Directors of the Company, which determination shall be final absent clear and convincing evidence of bad faith by the Board. The closing price referred to in clause (ii) and (iii) above shall be the last reported sales price or in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case on the aforesaid securities exchange.

     6.9 The Company may, at its option, at any time while any Options are outstanding, reduce the then current Option Price to any amount deemed appropriate by the Board of Directors of the Company.

Section  7.     ASSIGNABILITY  OF  OPTIONS.
-----------     ---------------------------

     The Options may not be assigned, transferred, pledged, hypothecated, sold or otherwise disposed of, in whole or in part, either voluntarily or involuntarily, except with the prior written consent of the Company.

Section  8.       RESERVATION  OF  SHARES;  PAYMENT  IN  FULL;  LISTING
-----------       -----------------------------------------------------

     The Company will at all times reserve and keep available out of its authorized capital stock, solely for issuance upon the exercise of this Option, such number of shares of Common Stock as shall be issuable upon the exercise of this Option. Such Common Stock, when issued pursuant to this Agreement, shall be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     The Company will use its reasonable best efforts to have the shares of Common Stock which are issuable upon exercise of Options listed on the securities exchange or exchanges, if any, on which its then outstanding Common Stock is listed, or on NASDAQ if its Common Stock is then listed thereon.

Section  9.     REGISTRATION  RIGHTS.
-----------     ---------------------

     The Company covenants and agrees to provide the following registration rights at any time from and after the date of this Agreement to Optionee:

     9.1 Whenever the Company proposes to file a registration statement relating to any of its capital stock under the Act, other than a registration statement required to be filed in respect of employee benefit plans on Form S-8 or similar form or any registration statement on Form S-4 or similar form relating to securities issued in connection with a reorganization, the Company shall, at least seven business days prior to such filing, give written notice thereof to Optionee. Upon receipt by the Company, not more than four business days after receipt of such notice by Optionee, of a written request by Optionee for registration of all or a portion of the Shares of the Common Stock of the Company issued or issuable upon exercise of the Option ("REGISTRABLE SHARES") then owned by Optionee, the Company shall include such Registrable Shares in such registration statement or in a separate registration statement concurrently filed, and shall use all reasonable efforts to cause such registration statement to become effective with respect to such Registrable Shares, unless the managing underwriter therefor concludes in its reasonable good faith judgment that compliance with this Section 9.1 would materially adversely affect such offering. If the managing underwriter determines in good faith that a portion but not all of such Registrable Shares may be included, then only such portion shall be included.

     9.2 The Company will use all reasonable efforts to cause such registration statement to remain effective until the earlier of 45 days from the effective date of the registration statement or the date that Optionee completes his distribution of the Registrable Shares. The Company will use all reasonable efforts to effect such qualifications under applicable blue sky or other state securities laws as may be reasonably requested by Optionee to permit or facilitate such sale or other distribution. The Company will cause the Registrable Shares for which the registration statement is effected to be listed on any national securities exchange or quoted on any stock quotation system on which the shares of Common Stock are listed or quoted.

     9.3 Optionee shall furnish to the Company such information as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Section 9. The
Company agrees to furnish to Optionee the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this Section 9 as Optionee from time to time may reasonably request.

     9.4 The Company will bear all expenses of registrations, qualifications or compliance pursuant to this Section 9 (other than underwriting discounts and commissions and brokerage commissions and fees, if any, payable with respect to the Registrable Shares or the cost of counsel for Optionee), including, without limitation, registration fees, printing expenses, expenses of blue sky or other state securities law registration or compliance, and legal and auditing fees incurred by the Company in connection therewith.

     9.5 In connection with any registration of Registrable Shares pursuant to this Section 9, the Company agrees to provide reasonable cooperation to Optionee and any underwriters participating in such offering, including, without limitation, entering into such customary underwriting or other agreements (which may contain customary representations and warranties by the Company and indemnification provisions); furnishing a customary comfort letter or letters, dated the date of the final prospectus with respect to the Registrable Shares, from the independent certified public accountants of the Company and addressed to Optionee and any such underwriters; furnishing an opinion of counsel for the Company, dated the date of the closing of the sale of the Registrable Shares, with respect to such matters as may be reasonably requested; and making available for inspection by Optionee and his agents all financial and other records, corporate documents and properties of the Company as shall be reasonably requested.

     9.6 During the effectiveness of a registration statement in which Registrable Shares are included pursuant to this Section 9, the Company will notify Optionee promptly of any notice from a regulatory authority affecting the sale of the Registrable Shares and of any event or facts that, in the reasonable judgment of the Company, should be set forth in such registration statement. The Company will, as promptly as practicable, take such action as may be necessary to amend or supplement such registration statement in order to set forth or reflect such event or facts.

     9.7 In the event of the registration of any Registrable Shares pursuant to this Section 9, each party hereto (the "INDEMNIFYING PARTY"), to the extent
                                             ------------------
permitted by law, shall indemnify and hold harmless the other party hereto and its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") against any losses, claims, damages or liabilities, joint or several (collectively, "CLAIMS"), to which any of the Indemnified Parties may become subject under the Act or otherwise, insofar as such Claims (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in the registration statement (or any document contained in or incorporated by reference in the registration statement) relating to the Registrable Shares, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Indemnified Party for any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any Claims; provided however, that the Indemnifying Party will not be liable in
             -----------------
any such case to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made or incorporated by reference in such registration statement in reliance upon and in conformity with written information provided by such Indemnified Party specifically for use in the preparation thereof. The indemnity provided by this Section 9.7 shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party. If the indemnification provided for by this Section 9.7 is unavailable to a party that would have been an Indemnified Party in respect of any Claims, then each party that would have been an Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the extent permitted by law to the amount paid or payable by such Indemnified Party as a result of such Claims in such proportion as is appropriate on an equitable basis to reflect the relative fault of the Indemnifying Party on the one hand and such Indemnified Party on the other hand in connection with the statement or omission which resulted in such Claims; provided, however, that no person guilty of fraudulent misrepresentation
        ------------------
within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

     9.8     Additional  Registration  Rights.  In  addition to the registration
             --------------------------------
rights provided in this Agreement, the Optionee shall be entitled to register the shares underlying this Option under the terms of the Optionee's Employment Agreement with Company dated as of December 20, 2000.

Section  10.     PUBLIC  MARKET  FOR  COMMON  STOCK

     If at any time prior to the exercise of all Options which are the subject of this Agreement, there ceases to be a Public Market (as hereinafter defined) for the Company's Common Stock, then the Optionee shall have the right, at his sole election, for a period of thirty (30) days thereafter, to surrender to the Company all unexercised Options then held by Optionee and to receive from the Company in consideration therefore an amount equal to the number of Shares subject to such unexercised Options times the amount obtained by subtracting the Option Price per share then in effect from the greater of $4.00 or the highest sales price on a Public Market during the preceding six months. By way of example, if the exercise price at the time of surrender was $2.75 per share and the highest sales price on a Public Market during the preceding six months was $4.25 per share, then the number of unexercised Options surrendered would be multiplied by $1.50 to determine the consideration to be paid by the Company upon such surrender. The amount payable by the Company shall be paid promptly after such surrender, and in no event later than twenty (20) days after such surrender. Any surrender pursuant to this Section 10 shall be delivered to the Company at its principal executive offices and shall be accompanied by written notice signed by Optionee indicating his election to surrender the unexercised Options pursuant to this Section 10.

     For purposes of this Section 10, a Public Market shall mean that the Company's Common Stock is listed for trading on one or more of a national securities exchange, as that term is defined under the Securities Exchange Act of 1934, the Nasdaq National Market, or the Nasdaq Smallcap Market.

Section  11.     GENERAL  PROVISIONS.
------------     --------------------

     11.1     Execution  of the Company.  The Options have been duly authorized,
              --------------------------
executed,  and  delivered  by  and  on  behalf  of  the  Company.

     11.2     Arbitration.  Any  controversy or claim arising out of or relating
              -----------
to the terms of these Options, or otherwise related to the compliance by the Company with its obligations hereunder, shall be settled by binding arbitration in Los Angeles County, California. The arbitration shall be conducted by the American Arbitration Association, whose rules applicable to commercial disputes shall be in force, and judgment on the award rendered by the arbitrator(s) may be entered by any court having jurisdiction thereof; provided, however, that if the controversy or claim also relates to an employment or other agreement between the Company and Optionee, then the Company shall have the right, at its sole election, to require the controversy or claim to be resolved pursuant to any arbitration procedure set forth in such other agreement. Either the Company or Optionee may submit to arbitration any controversy or claim hereunder. The parties hereto agree that Los Angeles County, California is the proper venue for the arbitration of any dispute among the parties hereto. If the arbitration relates to "fair market value," the arbitrators will be instructed to value the Company as it would be valued by a willing strategic purchaser and that there will be no discount for illiquidity or for minority interest.

     11.3     Choice  of  Law  and Venue.  These Options shall be deemed to be a
              --------------------------
contract made under the laws of the State of California and for all purposes it shall be construed in accordance with and governed by the laws of the State of California. Proper venue of any action or arbitration shall be exclusively in the County of Los Angeles, State of California.

     11.4     Severability.  If  a  court  or  an  arbitrator  of  competent
              ------------
jurisdiction holds any provision of these Options to be illegal, unenforceable or invalid in whole or in part for any reason, such provision shall be adjusted rather than voided, if possible to achieve the intent of the parties to the extent possible, and in any event the validity and enforceability of the remaining sections shall not be affected unless an essential purpose of these Options would be defeated by the loss of the illegal, unenforceable, or invalid provision.

     11.5     Amendment, Modification or Waiver.  The terms of these Options may
              ---------------------------------
not be and shall not be deemed or construed to have been modified, amended, rescinded, canceled or waived, in whole or in part, except by written instrument signed by the Company and Optionee.

     11.6     Headings  and  Language.  The various headings herein are inserted
              -----------------------
for convenience only and shall not be deemed a part of or in any manner affect the terms of the Options or their provisions. As used in this Agreement, the masculine, feminine or neuter gender and the singular and plural shall be deemed to include the other whenever the context so indicates.

     11.7     Rights  Of  Optionee.  Prior  to  the  exercise  of these Options,
              --------------------
except as otherwise provided herein, Optionee shall not be entitled to any rights of a shareholder of the Company, including without limitation the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive notice of any proceedings of the Company.

     11.8     Approval  of  Shareholders.  Optionee  and the Company acknowledge
              --------------------------
and agree that this Agreement is subject to the approval of shareholders holding a majority of the total outstanding shares of Common Stock of the Company. If this Agreement is not approved by the shareholders by December 31, 2001, this Agreement shall be terminated and be of no further force and effect.

     IN WITNESS WHEREOF, the parties hereto have entered into this Agreement as of the day and year first above written.

     CHICAGO  PIZZA  &  BREWERY,  INC.


      By_______________________________
     Paul  A.  Motenko,
Chief  Executive  Officer


     OPTIONEE:


     __________________________________
     Jeremiah J. Hennessey,